UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37584 (Commission File Number)	26-0344657 (I.R.S. Employer Identification No.)

CPI Card Group Inc. 10368 West Centennial Road Littleton, CO (Address of principal executive offices)	80127 (Zip Code)

(303) 973-9311

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.*

On May 11, 2016, CPI Card Group Inc. (the “Company”) issued a press release announcing financial results for its fiscal quarter ended March 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1.

Section 8 — Other Events

Item 8.01 Other Events.

On May 11, 2016, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.045 per share on the Company’s common stock.  The dividend will be paid on July 7, 2016 to stockholders of record on the close of business on June 16, 2016.

A copy of the press release announcing the dividend is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On May 11, 2016, the Board of Directors approved a stock repurchase program that authorizes repurchases of $20 million of the Company’s common stock, up to a maximum of 2,827,105 common shares of the Company over the next twelve months.  Under the stock repurchase program, the Company may repurchase its common stock from time to time, in amounts, and at such times as the Company deems appropriate, subject to market conditions and other considerations. In accordance with applicable laws, the Company will acquire the common stock at market price on the date of the acquisition.  The Company’s repurchases may be executed using open market purchases, privately negotiated transactions, accelerated share repurchase programs or other transactions, any of which may be enacted immediately following the Board of Directors’ approval of the stock repurchase program.

A copy of the press release announcing the share repurchase authorization is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1*	Press release issued May 11, 2016 announcing the first quarter results and the dividend declaration

99.2	Press release issued May 11, 2016 announcing the share repurchase authorization

*The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CARD GROUP INC.

Dated: May 11, 2016	By:	/s/ David Brush
	Name:	David Brush
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description

99.1*	Press release issued May 11, 2016 announcing the first quarter results and the dividend declaration

99.2	Press release issued May 11, 2016 announcing the share repurchase authorization

*The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.